UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

AMERICAN STANDARD ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road Suite 1400 Scottsdale, Arizona	85251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 371-1929

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 26, 2011, American Standard Energy Corp. (the “Company”) entered into an Agreement for the Purchase of Partial Leaseholds (the “Original Agreement”) with Geronimo Holding Corporation (“Geronimo”). Pursuant to the Original Agreement, the Company agreed to purchase certain mineral rights leaseholds (the “Mineral Rights”) located on approximately 11,755.54366 acres within multiple counties in North Dakota. In consideration for the Mineral Rights, the Company agreed to pay to Geronimo an aggregate of $14,356,003.23, comprised of $13,536,004.23 in cash and 155,400 shares of the Company’s common stock at a price per share of $6.435.

On August 22, 2011, the Company and Geronimo entered into an Amended Agreement for the Purchase of Partial Leaseholds (the “Amendment” and, together with the Original Agreement, the “Agreement”).  Pursuant to the Amendment, the acreage on which the Mineral Rights is located was amended to 13,324.69717 acres.  In addition, the original purchase price payable to Geronimo for the Mineral Rights was amended to $14,839,767 (the “Purchase Price”), comprised of $13,500,000 in cash and 208,200 shares (the “Shares”) of the Company’s common stock at a price per share of $6.435.

On August 26, 2011, the Company completed the purchase of the Mineral Rights from Geronimo in exchange for the Purchase Price pursuant to the Agreement.

The foregoing description of the Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Agreement filed herewith as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference in its entirety in response to this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Report is incorporated herein by reference in its entirety in response to this Item 3.02. The Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number		Description
10.1	(a)	Agreement for the Purchase of Partial Leaseholds dated April 26, 2011
	(b)	Amended Agreement for the Purchase of Partial Leaseholds dated August 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2011	AMERICAN STANDARD ENERGY CORP.

	By:	/s/ Scott Feldhacker
Scott Feldhacker
Chief Executive Officer